AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 16, 2005
                                                    REGISTRATION NO.  333-122328
--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      _____________________________________

                                 AMENDMENT NO. 2
                                       TO
                                    FORM SB-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      _____________________________________


                          OMNICORDER TECHNOLOGIES, INC.
                 (Name of small business issuer in its charter)

           DELAWARE                          3829              11-3386214
  (State or jurisdiction of   (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization) Classification Code Number)   Identification No.)

              125 WILBUR PLACE, SUITE 120, BOHEMIA, NEW YORK 11716
                                 (631) 244-8244
                        (Address and telephone number of
                          principal executive offices)

             -----------------------------------------------------
                      125 WILBUR PLACE, SUITE 120, BOHEMIA,
                      NEW YORK 11716 (Address of principal
                          place of business or intended
                          principal place of business)
              -----------------------------------------------------

                                DENIS A. O'CONNOR
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           125 WILBUR PLACE, SUITE 120
                             BOHEMIA, NEW YORK 11716
                                 (631) 244-8244
                       (Name, address and telephone number
                              of agent for service)
              -----------------------------------------------------

                                    Copy to:

                             GREENBERG TRAURIG, LLP
                                METLIFE BUILDING
                          200 PARK AVENUE - 15TH FLOOR
                            NEW YORK, NEW YORK 10166
                    TEL: (212) 801-9200; FAX: (212) 801-6400
             ------------------------------------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                     ______________________________________
                         CALCULATION OF REGISTRATION FEE

================================ ======================= ===================== ======================= ====================
                                                           PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
     TITLE OF EACH CLASS OF          AMOUNT BEING        OFFERING PRICE PER     AGGREGATE OFFERING       REGISTRATION
  SECURITIES TO BE REGISTERED        REGISTERED (1)          RIGHT/SHARE               PRICE                 FEE(2)
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
Subscription rights to acquire      3,977,273 rights             $0.88             $3,500,000.20               $411.95
  one share of series B
  convertible preferred stock
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
Series B Convertible Preferred      3,977,273 shares             $0.88             $3,500,000.20               $411.95
  Stock, par value $.01 per
  share
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
Common Stock,                       3,977,273 shares             $0.88             $3,500,000.20               $411.95
  par value $.001 per share
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
Common Stock,                       1,761,364 shares             $0.88             $1,550,000.30               $182.44
  par value $.001 per share
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
Common Stock,                         465,000 shares             $0.88               $409,200.00                $48.16
  par value $.001 per share
-------------------------------- ----------------------- --------------------- ----------------------- --------------------
             Total                                                                $12,459,200.00             $1,466.45
-------------------------------- ----------------------- --------------------- ----------------------- --------------------

(1) This registration statement shall also cover any additional shares of common stock that shall become issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) The Company has previously paid to the Commission a registration fee of $1,466.45 pursuant to Rules 457(g) and 457(i) under the Securities Act of 1933, as amended.

                   __________________________________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------

                                INTRODUCTORY NOTE

     This Amendment No. 2 to Registration Statement No. 333-122328 on Form SB-2 is being filed with the Securities and Exchange Commission in order to include
Exhibit 23.2 thereto. Exhibit 23.2 was inadvertently omitted from Amendment No. 1 to the Registration Statement, which was filed on May 13, 2005. The Prospectuses which form a part of this Amendment No. 2 are identical to the Prospectuses included in Amendment No. 1 to the Registration Statement as filed with the Securities and Exchange Commission on May 13, 2005. Such Prospectuses are not separately included in this Amendment No. 2.

                                      II-1
                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27.  EXHIBITS.

        EXHIBIT NO.                                              DESCRIPTION
        -----------                                              -----------

               2.1        Agreement of Purchase and Sale, dated as of December 19, 2003, between Promos, Inc. and
                          OmniCorder Technologies, Inc.(1)

               3.1        Amended and Restated Articles of Incorporation of OmniCorder Technologies, Inc.(1)

               3.2        By-laws of OmniCorder Technologies, Inc.(2)

               3.3        Certificate of Designation, Preferences and Rights of Series A Convertible Preferred
                          Stock of OmniCorder Technologies, Inc.(3)

               3.4        Certificate of Designation, Preferences and Rights of Series B Convertible Preferred
                          Stock of OmniCorder Technologies, Inc.(5)

               4.2        Form of Warrant to Purchase Common Stock of OmniCorder Technologies, Inc. (3)

               4.3        Form of Subscription Rights Certificate.(6)

               5.1        Opinion of Greenberg Traurig, LLP.(6)

              10.1        Employment Agreement, dated as of December 19, 2003, between Mark A. Fauci and OmniCorder
                          Technologies, Inc., as assigned to Promos, Inc.(1)

              10.2        Indemnification Agreement, dated as of December 19, 2003, among Promos, Inc., Judith F.
                          Harayda and Stephan R. Levy.(1)

              10.3        Form of Private Placement Subscription Agreement.(1)

              10.4        Registration Rights Letter of Promos, Inc.(1)

              10.5        OmniCorder Technologies, Inc. 1998 Stock Option Plan, as amended.(4)

              10.6        License Agreement, dated as of May 11, 1998, between California Institute of Technology and OmniCorder Technologies, Inc., with amendments.(2)

              10.7        Exclusive License Agreement, dated as of September 29, 1998, between Lockheed Martin
                          Corporation and OmniCorder Technologies, Inc.(2)

              10.8        Option Agreement, dated March 19, 1997, between Michael A. Anbar and OmniCorder
                          Technologies, Inc., with amendments.(2)

              10.9        Exclusive Sale Agreement, dated February 2000, between AEG Infrarot-Module GmbH and
                          OmniCorder Technologies, Inc.(2)

              10.10       Agreement, dated August 12, 2003, between the Department of Defense and OmniCorder
                          Technologies, Inc.(2)

              10.11       Form of Subscription Agreement between OmniCorder Technologies, Inc. and the private placement subscribers. (3)

              10.12       Employment Agreement, dated as of February 9, 2004, between Loring D. Anderson and
                          OmniCorder Technologies, Inc. (6)

              10.13       OmniCorder Technologies, Inc. 2005 Incentive Compensation Plan.(7)

              23.1        Consent of Greenberg Traurig, LLP (included in Exhibit 5.1).(6)

              23.2        Consent of Marcum & Kliegman LLP.(8)

              99.1        Form of Subscription Agent Agreement by and between OmniCorder Technologies, Inc. and
                          Corporate Stock Transfer, Inc.(6)

___________________

(1) Incorporated by reference from the exhibits filed with the Current Report on Form 8-K, dated December 19, 2003 (filed on January 5, 2004).

(2) Incorporated by reference from the exhibits filed with the Annual Report on Form 10-KSB, dated December 31, 2003 (filed on April 15,
         2004).

(3) Incorporated by reference from the exhibits filed with the Current Report on Form 8-K, dated December 14, 2004 (filed on December 20,
         2004).

(4) Incorporated by reference from the exhibits filed with the definitive Information Statement on Schedule 14C, dated February 3, 2004 (filed on February 3, 2004).

(5)      To be filed by amendment.

(6)      Previously filed.

(7) Incorporated by reference from the exhibits filed with OmniCorder Technologies' preliminary proxy statement (filed on May 5, 2005).

(8)      Filed herewith.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bohemia, State of New York, on May 16, 2005.

                               OMNICORDER TECHNOLOGIES, INC.


                               By: /s/ Denis A. O'Connor
                                   --------------------------------------------
                                    Denis A. O'Connor
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)

                               By: /s/ Celia I. Schiffner
                                   ---------------------------------------------
                                    Celia I. Schiffner
                                    Controller
                                    (Principal Financial Officer)


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of OmniCorder Technologies, Inc., hereby severally constitute and appoint Jed Schutz and William J. Wagner and each of them (with full power to each of them to act alone), our true and lawful attorneys-in-fact and agents, with full power of substitution, for us and in our stead, in any and all capacities, to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

/s/ Denis A. O'Connor                         Director and President and Chief        May 16, 2005
-------------------------                     Executive Officer
Denis A. O'Connor

/s/ Celia I. Schiffner                        Controller and Principal Financial      May 16, 2005
-------------------------                     Officer
Celia I. Schiffner

       *                                      Director                                May 16, 2005
-------------------------
Michael A. Davis, M.D., D.Sc.

       *                                      Director                                May 16, 2005
-------------------------
Jed Schutz

       *                                      Director                                May 16, 2005
-------------------------
George Benedict

       *                                      Director                                May 16, 2005
-------------------------
Joseph T. Casey


       *                                      Director                                May 16, 2005
-------------------------
Gordon A. Lenz

       *                                      Director                                May 16, 2005
-------------------------
Hon. Joseph F. Lisa

       *                                      Director                                May 16, 2005
-------------------------
Anthony A. Lombardo

       *                                      Director                                May 16, 2005
-------------------------
Robert W. Loy

       *                                      Director                                May 16, 2005
-------------------------
Richard R. Vietor

/s/ William J. Wagner                         Director                                May 16, 2005
-------------------------
William J. Wagner

       *                                      Director                                May 16, 2005
-------------------------
Mark A. Fauci

*By:   /s/ William J. Wagner                                                          May 16, 2005
       -------------------------
       William J. Wagner
       Attorney-in-fact

                                  EXHIBIT INDEX

    EXHIBIT NO.      DESCRIPTION
         23.2        Consent of Marcum & Kliegman LLP